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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report on the financial statements of The Resort Group of Fibreboard Corporation dated November 22, 1996 (and to all references to our Firm) included in or made a part of this registration statement on Form S-4.

                                          ARTHUR ANDERSEN LLP

San Francisco, California
April 24, 1997